UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 10, 2023

MOVELLA HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40074	98-1575384
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 110, 3535 Executive Terminal Drive
Henderson, NV                              89052
(Address of Principal Executive Offices)                         (Zip Code)
(725) 238-5682
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value per share	MVLA	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of common stock at an exercise price of $11.50	MVLAW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 10, 2023, management of Movella Holdings Inc. (the “Company”) concluded that the Company’s previously issued unaudited financial statements included in the Company’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2023, and June 30, 2023 (the “Affected Periods”) should no longer be relied upon and should be restated. These restatements are necessary to correct two separate items. The first item relates to the accounting treatment for a Directors and Officers liability insurance tail policy, the cost of which had been erroneously treated as a prepaid asset on the financial statements of the Company to be amortized ratably over the prospective six-year term instead of the pre-acquisition entity, Pathfinder Acquisition Corporation, expensing the policy on its financial statements immediately prior to the consummation of the business combination. The Company currently believes that this item results in overstatements by approximately $0.3 million of prepaid expenses and other current assets, approximately $1.6 million of capitalized equity issuance costs and other assets, and is currently evaluating the accounting treatment for the approximately $1.9 million offset on the condensed consolidated unaudited balance sheet as of March 31, 2023, and June 30, 2023. The second item relates to the erroneous recognition of revenue from a contract with a customer in the three months ended June 30, 2023, which results in an overstatement of revenue on the condensed consolidated unaudited statements of operations by what the Company currently expects to be approximately $0.7 million for the three and six months ended June 30, 2023, and a corresponding understatement of deferred revenue by what the Company currently expects to be approximately $0.7 million on the condensed consolidated unaudited balance sheet as of June 30, 2023. The Company does not expect that these items will have an impact on cash, net cash used in or provided by operating, financing, and investing activities for any period presented. At this time, a review of the Company’s financial statements has not been fully completed, and the expected financial impact of the items described above is preliminary and subject to change.

Subsequent to further review, the Company expects to file restated financial statements for the Affected Periods on Form 10-Q/A as soon as reasonably practicable. Because of these restatements, the previously-issued financial statements for the Affected Periods, as well as the relevant portions of any communication which describes or are based on such financial statements, should no longer be relied upon. The Company cannot provide assurance that other items will not be identified or impact additional prior accounting periods. The Company is also evaluating the impact of the identified items on its internal control over financial reporting and disclosure controls and procedures. Although the evaluation is not yet complete, the Company expects it will likely result in one or more material weaknesses in the Company’s internal control over financial reporting and that its disclosure controls and procedures were ineffective during the Affected Periods. The Company continues to evaluate and implement remedial measures to address such material weaknesses.

As previously disclosed, in connection with the audit of its consolidated financial statements, Movella Inc. and its independent registered public accounting firm had identified a material weakness in its internal controls as of December 31, 2021, which remained unremediated at June 30, 2023. The material weakness identified as of December 31, 2021, related to lack of effective management review controls due to insufficient finance staff levels with requisite technical expertise in complex transaction accounting matters, which resulted in errors in financial reporting and disclosures not being timely identified.

The Company’s Audit Committee, along with management discussed with its independent registered public accounting firm, RSM US LLP, the matters disclosed in this filing pursuant to this Item 4.02.

Cautionary Statement Regarding Forward Looking Statements

The disclosure contained in this current report contains "forward-looking statements" within the meaning of federal securities laws. The words "accelerate," "anticipate," "believe," "continue," "could," "enable," "estimate," "expect," "extend," "fuel," "future," "growth," "intend," "may," "might," "opportunity," "outlook," "plan," "position," "possible," "potential," "predict," "progress," "project," "realize," "see," "seem," "should," "will," "would," and similar expressions, or the negative of such expressions, may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding the Company’s expectations about the impact of the accounting items, including their financial effects. These statements are based on the current expectations of the Company’s management and are not predictions of actual performance and as such, are provided for illustrative purposes only. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risk that additional accounting items may become known, the ultimate conclusions regarding the restatement of the Company’s financial statements, as well as the factors described under the headings “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Form

10-K for the year ended December 31, 2022 and Form 8-K/A filed March 31, 2023, and in those documents that the Company will file with the SEC in the future. If any of these risks materialize or the underlying assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently knows or currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect expectations, plans or forecasts of future events and views as of the date of this current report. The Company anticipates that subsequent events and developments will cause its assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so, except to the extent required by applicable law. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this current report and are not intended to serve as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d)Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Movella Holdings Inc.

November 13, 2023

	By:	/s/ Stephen Smith
	Name:	Stephen Smith
	Title:	Chief Financial Officer
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